EXHIBIT 99.1

PRESENTATION

TEPPCO Partners, L.P. Wachovia Securities Investor Presentation June 1, 2007

Forward-looking Statements The material and information furnished in this presentation includes “forward-looking statements.” All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts are forward-looking statements. Without limiting this broader description of forward-looking statements, we specifically note that statements included herein that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as projections and estimates of transportation volumes, system expansion and capital expenditures, timing of project completions, business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. While we believe our expectations reflected in these forward-looking statements are reasonable, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other pipeline companies, changes in laws or regulations and other factors, many of which are beyond our control. For example, the following specific factors could cause actual results to differ materially from those in a forward-looking statement: the demand for refined products is dependent upon the price, prevailing economic conditions and demographic changes in the markets served, …

Forward-looking Statements …trucking and railroad freight, agricultural usage and military usage; the demand for propane is sensitive to the weather and prevailing economic conditions; the demand for petrochemicals is dependent upon prices for products produced from petrochemicals; the demand for crude oil and petroleum products is dependent upon the price of crude oil and the products produced from the refining of crude oil; and the demand for natural gas is dependent upon the price of natural gas and the locations in which natural gas is drilled. We are also subject to regulatory factors such as the amounts we are allowed to charge our customers for the services we provide on our regulated pipeline systems; and our expansion projects may experience unanticipated or extended delays in generating operating cash flow. The foregoing discussion of important factors may not be all-inclusive and we provide additional cautionary discussion of risks and uncertainties under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our recent filings with the Securities and Exchange Commission. All forward-looking statements attributable to TEPPCO Partners, L.P. or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein, in such filings and in our future periodic reports filed with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date hereof. Except as required by the federal and state securities laws, we undertake no obligation to publicly update or revise any forward-looking statements. This presentation also includes non-GAAP financial measures. Please refer to the reconciliations of these measures to their most directly comparable GAAP financial measures included at the back of this presentation.

TEPPCO Partners, L.P. One of the oldest publicly traded partnerships with an enterprise value of $5.5 billion Ranks 259 on the Fortune 500 list Greater than 90% fee based cash flows Diversified asset base with three business segments Downstream Upstream Midstream Products Pipelines Crude Pipelines NGL Pipelines Seaway Crude Pipeline Centennial Pipeline Gas Gathering Systems Terminal or Storage Facility Fractionator

Investment Highlights Strong asset positions in diversified businesses Fee-based cash flows with limited commodity exposure Disciplined growth strategy complements existing assets and core competencies Financial strength to fund organic growth initiatives – Commitment to senior unsecured investment grade ratings – Record net income and EBITDA in 2006 Experienced and knowledgeable management team General Partner with long-term focus

Record EBITDA from Diversified Base of Assets EBITDA from Continuing Operations, Excluding Gains on the Sale of Assets

Supportive General Partner Affiliates of EPCO, Inc. purchased the general partner in February 2005 – Contributed to Enterprise GP Holdings L.P. (EPE) on May 7, 2007 Demonstrated success in value creation in the MLP sector GP’s incentive distributions capped at 25% Integrated administrative functions in the EPCO, Inc. shared services organization to reduce cost Commercial activities remain separate from EPD, DEP and ETE

2006 Initiatives Position TEPPCO for Continued Growth Issued LP units in return for reduction of the GP’s maximum share of incentive distributions from 50% to 25% – Expected lower future cost of equity capital – Better alignment of GP with LP unit holders Senior leadership team assembled and committed to long-term growth Integrated administrative functions in the EPCO, Inc. shared services organization to reduce costs New strategic plan unveiled with emphasis on demand and throughput driven projects

Downstream Business Review

TEPPCO’s Downstream Business 4,700-mile common carrier pipeline system that transports refined products and LPGs from the United States Gulf Coast to South-central, Midwest and Northeast markets 35 storage facilities with 21 million barrels refined products and 6 million barrels LPG storage capacity 62 delivery locations, including 20 owned by TEPPCO Includes three 12”, 70-mile common carrier petrochemical pipelines between Mont Belvieu, TX and Port Arthur, TX 138-mile refinery grade propylene pipeline from Mont Belvieu, TX to Point Comfort, TX

Investment in Centennial Joint Venture has Enabled Volume Growth Centennial Pipeline alleviated bottleneck in TEPPCO system between Beaumont, TX and El Dorado, AR by “looping” existing pipeline Enabled participation in forecasted market growth PADD II refined products demand growth 5%/year up-system propane demand growth Mid-continent refinery viability Centennial Pipeline has capacity to meet growing demand Current capacity of 220,000 barrels/day Expandable to 330,000 barrels/day for $20-30 million

Downstream Growth Opportunities Demand for refined products expected to increase, resulting in higher imports and refinery expansions Ethanol composition in motor gasoline is mandated, and consumption is expected to double from 2005 levels by 2012 Demand for storage and additional logistic capacity expected to increase to accommodate both of these factors Major and independent oil companies are expected to continue to outsource their distribution requirements creating investment opportunities in the terminaling sector

Motiva Refined Products Terminal Supported by expansion of Motiva’s Port Arthur, Texas refinery Agreement provides for 15-year dedication of volume Provides new supply source for TEPPCO system Provides new distribution connections into Colonial, Explorer and Magtex pipeline systems $240 million cost estimate for 5.4 million barrel storage terminal and pipeline Approximately $85 million to be spent in 2007 Estimated project completion by January 2010

Incremental Organic Growth Projects from Acquired Genco Assets Strategic acquisition in 2005 provided increased storage capability as well as additional receipt and delivery capacity between refiners and major exchange locations in Houston area $62.1 million acquisition price Approximately $45 million of integration capital expenditures Constructed 40-mile line connecting Valero’s Houston and Texas City refineries Term lease for 1.6 million barrels of storage with plans to reactivate additional 2.0 million barrels Proposed projects for 8” & 10” pipelines displaced by Genco integration project

Memphis/FedEx Connection Executed 15-year transportation agreement with WesPac to support construction of Mississippi River pipeline crossing into Memphis, TN to serve Federal Express Initial deliveries limited to jet fuel and distillate at Memphis airport – Additional commercial opportunities to provide service to other refined products terminals in Memphis area Total capital estimate of $14.1 million – Expected completion date 3rd quarter 2007

Refined Products Terminals Provide Expansion into New Markets Acquired a 130,000 barrel river terminal in Aberdeen, MS in November 2006 Announced construction of a 500,000 barrel terminal in Boligee, AL – Expected cost of approximately $20 million with completion in 4th quarter of 2007 – Proximity to Colonial and Plantation pipelines for potential supply Growth in terminal business complements TPP’s Downstream activities Opportunities for additional terminal sites to reach other under served markets in the region

Upstream Business Review

TEPPCO’s Upstream Pipeline Assets Red River System – 1,690 miles of pipeline with 1.5 million barrels of storage South Texas System – 1,150 miles of pipeline with 1.1 million barrels of storage West Texas and Other – 625 miles of pipeline with 570,000 barrels of storage Storage assets – Cushing: 1.9 million barrels – Midland: 1.0 million barrels Seaway Pipeline – 500 mile pipeline – TPP shares in 40% of revenue and expense Basin Pipeline – 416 mile pipeline – TPP owns a 13% undivided joint interest

TEPPCO Crude Gathering and Marketing Crude Supply areas include: Mid-Continent, West Texas, Gulf Coast and Rocky Mountains Highly integrated with pipeline assets 142 crude truck transports support gathering operations Currently >185,000 barrels/day directly purchased from leases Contracts are structured to limit commodity risk

Seaway Crude Pipeline Partnership with ConocoPhillips (COP) – TPP operated – 50/50 governance – 40% TPP revenue and expense sharing Freeport to Cushing 30” Longhaul system – Capacity of 285,000 to 350,000 barrels/day depending on crude grade and pressure – 2 import docks with 500,000 barrels/day capacity – 2.6 million barrels/day of working capacity storage – 225,000 barrels/day to a local Gulf Coast refinery Texas City Terminal and Distribution System – 2 docks with 500,000 barrels/day capacity – 2 incoming pipelines (Cameron Highway and DOE – Strategic Petroleum Reserve) – 4.2 million barrels of working capacity storage – Only terminal able to deliver to all 8 Houston/Texas City area refineries

Upstream Growth Opportunities Expected growth in Canadian crude oil sands production creates an opportunity to provide a competitive option to move the oil to U.S. refining customers through an optimum combination of new pipeline construction and/or existing pipeline assets (TEPPCO and 3rd party) Expected increases of imported crude oil into the U.S. Gulf Coast area creates an opportunity for TEPPCO to build onshore or offshore crude oil, discharge, handling and transportation facilities

Expansion of Cushing Storage Assets Completed integration of Cushing East and West terminals in November 2006 Current total storage capacity of 1.9 million barrels 1.2 million barrels of additional storage is being constructed under long-term lease commitments from customers – Estimated construction cost - $20.6 million – Expected completion dates - April 2007 thru 2008 Land for additional tank construction is available

Other Projects Project completions throughout 2007 are expected to provide attractive returns and generate incremental cash flow in 2007 – Numerous lease supply extensions in the West Texas, New Mexico, and Mid-continent regions – expected completion dates throughout 2007 – Pipeline supply connection to New Mexico refinery – completion expected in 2nd Qtr 2007 – Reactivation of existing idle tanks – completion expected in 2nd Qtr 2007 – Increased volume delivery capability at Cushing – completion expected in 2nd Qtr 2007 – Pipeline expansion to increase supply to Seaway pipeline – completion expected in 3rd Qtr 2007

Midstream Business Review

TEPPCO’s Midstream Business Gas gathering operates in two distinct basins Jonah Gas Gathering – conventional natural gas in Green River basin in Wyoming Joint venture with affiliate of Enterprise Products Partners L.P. (EPD) Val Verde Gas Gathering – coal bed methane in San Juan Basin in northern New Mexico / southern Colorado NGL transportation Chaparral / Quanah – transports NGL from West Texas to Mont Belvieu Panola / San Jacinto – transports NGL from East Texas to Mont Belvieu Dean South – transports NGL from South Texas to the central Texas coast area Colorado fractionators Non-operated facilities Stable, fee-based business NGL Pipelines Gas Gathering Systems Fractionator

Jonah Gas Gathering System Overview 643 miles of pipelines – 20” - 36” trunk lines – 4” - 8” laterals Approximately 1,200 producing wells Currently 92,000 HP compression at 4 stations Additional 169,500 HP compression being constructed at the new Bridger station Plant connections – Williams Opal – Enterprise Pioneer – Western Granger – Questar Blacks Fork Interstate pipelines – Northwest – Kern River – Colorado Interstate Gas – Questar Pipeline

Jonah Gas Gathering Volume Growth Pinedale and Jonah fields ranked #2 and #6 among U.S. Gas fields based on proved reserves1 Development in Jonah field was primary volume driver from 1996 to 2002 Since 2002, development of the Pinedale field has fueled volume growth Record volume established in December 2006 at 1,511 MMcf/d average Both fields characterized by high drilling success rate (>90%) and low producer finding costs of ($1.00/Mcfe)2 1) Based on Energy information Administration 2005 Annual Report 2) Based on producer estimates

Pinedale Supplemental Environmental Impact Statement (SEIS) Proposes year-round drilling, well completion and production 198,000 acre area 48 rigs 4,399 additional wells 250 additional drilling pads 12,278 acres of disturbance Public comment period ended April 6 Approval is expected in 3rd Qtr 2007

Val Verde Gas Gathering System Primarily gathers coal bed methane gas and treats for removal of CO2 Asset description: – 93,500 HP, 400 miles pipe – 5 amine treaters Primary customers: – COP/Burlington, Devon, Koch, and Red Cedar – All under fee-based contracts, majority include long term commitments Current Volumes: 470 MMcf/d total – Val Verde (CBM) 312 MMcf/d – Red Cedar (Colo. CBM) 140 MMcf/d – Black Hills (conventional) 18 MMcf/d Deliveries into El Paso Natural Gas Co and Transwestern Pipeline Co

NGL Pipelines Overview Chaparral / Quanah System 135,000 barrels/day capacity, 200,000 barrels of underground storage in West TX Receives product from 25+ processing plants Interconnected with major area pipelines and 4 major fractionators at Mont Belvieu Operated at or near capacity during 2006 due to favorable pricing environment Panola 70,000 barrels/day capacity, recently expanded from 46,000 barrels/day Delivers product from multiple plants in East TX to Mont Belvieu Interconnects with another major pipeline at Lufkin station San Jacinto 12,000 barrels/day capacity Delivers E-P feedstock to major chemical complex in Longview area Dean South 10,000 barrels/day capacity

Midstream Growth Opportunities Drilling/development in the Jonah and Pinedale fields are expected to remain active – Both fields characterized by high drilling success rates, low finding costs, with significant remaining recoverable reserves – Anticipated volume growth should result in further expansion of gathering capacity – Expected high activity level should drive investment opportunities to improve supporting infrastructure (water/condensate handling, air emissions management, etc.) Drilling/development in Colorado - San Juan Basin now very active – Growth of coal bed methane production in Colorado is expected to create additional demand for gas gathering and carbon dioxide treating capacity Growing US energy demand is expected to support favorable pricing environment, driving additional drilling and infrastructure development – Growth in natural gas production should result in strong demand for NGL transportation in areas served by TEPPCO’s NGL pipeline systems

Jonah Gas Gathering Phase V Expansion JV with EPD formed in August 2006 TPP and EPD will share Phase V expansion costs approximately 50/50 TPP will own 80% JV interest upon completion of Phase V Phase V expansion will increase system capacity to 2.3 Bcf/d Estimated capital cost of $450 million (100%) Phase V project completion expected by year-end 2007

Financial Overview

Financial Strategy Invest in energy assets that provide attractive returns from fee-based cash flows with limited commodity exposure Fund growth expenditures with appropriate mix of debt and equity financing – $195.1 million received from issuance of 5.75 million units in July 2006 represented over 70% of investment and growth capital expenditures in 2006 – $295.4 million received from the issuance of junior subordinated notes in May 2007 to partially fund 2007 growth capital and investments. Received 50% equity treatment from rating agencies on these notes Prudently manage interest rate exposure – 73% of debt was at fixed interest rates at March 31, 2007, including the impact of interest rate swaps Maintain investment grade ratings metrics – 3.5x debt/EBITDA ratio for the latest twelve months ended March 31, 2007

Record 2006 Performance Overall record net income and EBITDA performance Upstream EBITDA fueled by favorable market conditions Utilization of the Jonah Phase IV capacity expansion resulted in record Midstream EBITDA Lower weather related propane demand partially offset by increased refined products transportation and storage revenues

Outlook Downstream Segment – Expected return of normal winter weather temperatures – Loss of EBITDA and operating cash flow from sale of interest in MB Storage Partners is expected to be more than offset by capital projects to be completed in 2007, operating performance of existing assets and lower interest expense Upstream Segment – Transportation volumes expected to remain stable – Favorable marketing conditions remain, but moderate from record levels – Completion of Cushing terminal integration and additional storage assets constructed Midstream Segment – Gas gathering growth expected to continue Active drilling in the Jonah/Pinedale fields Completion of Jonah Phase V expansion expected by year-end – NGL transportation should grow modestly Continued favorable pricing environment NGL systems expected to operate near capacity

Increased Level of Organic Growth in 2007 2007 organic growth spending expected to increase approximately 60% over 2006 Spending reflects renewed focus on Downstream and Upstream business growth Approximately two-thirds of spending is for projects with expected completion dates during 2007 Increased spending level from 2006 expected to be sustained through 2009 until $240 million Motiva terminal project completed

Capital Spending Detail Major projects are anchored by fee based contracts and volume commitments Approximately two-thirds of projects (based on spending) have expected completion dates during 2007 Several smaller scope projects have attractive expected economics

Consistent Investment Grade Financial Metrics

Reduced GP Incentive Distribution Structure Lowers Equity Cost of Capital Reduced incentive distribution structure expected to decrease TPP’s equity cost capital, thereby increasing expected project returns Improves competitive position when bidding for acquisitions Enhances financial flexibility by providing cash for debt reduction, additional investment or increased cash distribution to limited partners (1) Annual distribution levels are not projections and are presented for illustrative purposes only. Actual distribution levels may vary materially.

Financial Strengths Fee-based cash flows with limited commodity exposure Diversified assets provide greater stability of earnings Investment grade ratings from S&P and Moody’s Financial metrics to support future growth opportunities Growth strategy that complements existing assets and core competencies

Questions and Answers NYSE: TPP www.teppco.com (800) 659-0059

Appendix

Reconciliation of Non-GAAP Measures We define EBITDA from continuing operations, which may be viewed as a non-GAAP (Generally Accepted Accounting Principles) measure under the rules of the Securities and Exchange Commission, as net income less discontinued operations, plus provision for income taxes, interest expense - net, depreciation and amortization, and a pro-rata portion, based on our equity ownership, of the interest expense and depreciation and amortization of each of our joint ventures. EBITDA from continuing operations should not be considered as an alternative to net income or income from continuing operations, operating income, cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP. Our EBITDA may not be comparable to that of other entities, because other entities may not calculate EBITDA in the same manner as we do.

Reconciliation of Non-GAAP Measures

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